HSBC Investor Funds

HSBC Investor California Tax-Free Money Market Fund
HSBC Investor Prime Money Market Fund
HSBC Investor New York Tax-Free Money Market Fund
HSBC Investor Tax-Free Money Market Fund
HSBC Investor U.S. Government Money Market Fund
(the “Funds”)

Supplement Dated October 8, 2008
to the Prospectus Dated February 28, 2008, as Revised June 26, 2008
and Statement of Additional Information Dated February 28, 2008, as supplemented to date

Participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds

     On October 6, 2008, the Board of Trustees of the Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protects the shares of money market fund investors as of September 19, 2008. Any shares held by investors in the Funds as of the close of business on September 19, 2008 are insured against loss under the Program in the event any Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. Shares acquired by investors after September 19, 2008 are not eligible for protection under the Program. The Program provides a guarantee based on the number of shares held at the close of business on September 19, 2008 and any increase in the number of shares held in an account after the close of business on September 19, 2008 will not be guaranteed. If the number of shares held in an account fluctuates over the period, investors will be covered for either the number of shares held as of the close of business on September 19, 2008 or the amount held at liquidation, whichever is less.

     The Program runs through December 18, 2008 unless the Treasury Department determines to extend it. If the Program is extended, the Funds will consider whether to continue to participate. Participation in the Program requires a payment to the U.S. Department of Treasury in the amount of 0.01% based on the net asset value of each Fund as of September 19, 2008. This payment covers participation until December 18, 2008. If the Program is extended beyond that date and the Funds decide to participate, additional payments may be required. This expense will be borne by the Funds without regard to any expense limitation currently in effect for the Funds.

     As of the date of this Supplement, assets available to the Program to support all participating money market funds do not exceed $50 billion. More information about the Program is available at http://www.ustreas.gov. Any questions regarding the Funds’ participation in the Program may be directed to a representative at 1-800-782-8183.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE